UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	October 22, 2004

THE PROCTER & GAMBLE COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(513) 983-1100

ITEM 8.01 OTHER EVENTS
Exhibits:
EX-99.1 FISCAL YEAR 2004 BUSINESS SEGMENT INFORMATION
EX-99.2 FISCAL YEAR 2003 BUSINESS SEGMENT INFORMATION
EX-99.3 EXCERPTED PART I AND PART II OF PROCTER & GAMBLE'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2004
EX-99.4 MANAGEMENT'S DISCUSSION AND ANALYSIS UNDER ITEMS 1 AND 7 OF PROCTER & GAMBLE'S ANNUAL REPORT ON FORM 10-K
EX-99.5 FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA UNDER ITEMS 1, 6, 7 AND 8 OF PROCTER & GAMBLE'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2004
EX-99.6 CONSENT OF DELOITTE AND TOUCHE LLP

ITEM 8.01 OTHER EVENTS

     The information included in this Form 8-K affects the disclosure of segment results only and in no way revises or restates the Consolidated Statements of Earnings, Consolidated Balance Sheets, Consolidated Statements of Shareholders’ Equity or Consolidated Statements of Cash Flows for the Procter & Gamble Company and consolidated subsidiaries.

     As disclosed in its Annual Report on Form 10-K, the Company made the following management and business changes:

     (1) Effective July 1, 2004, the Company realigned some of its business units and associated management responsibilities. Effective July 1, 2004, the Company realigned to three global business units: Beauty Care; Health, Baby and Family Care; and Household Care, which will include the Fabric and Home Care business and the Snacks and Beverages business. Snacks and Beverages is renamed Snacks and Coffee to reflect the remaining businesses.

     (2) In August 2004, the Company completed the divestiture of its Juice business. Historical results of the Juice business will be included in Corporate to provide segment results on a comparable basis.

     In addition to these management and business changes, the Company made adjustments to the basis of measurement for segment performance effective July 1, 2004. These adjustments reflect recent changes in the measures used to evaluate the performance of senior management, consistent with the Company’s increased acquisition and licensing activity. The most significant of these adjustments is the amortization of identifiable intangible assets with determinable lives, which will now be included in segment results rather than held in Corporate. The amortization of identifiable intangible assets for the three years ended June 30, 2004, 2003 and 2002 was $165 million, $100 million and $97 million, respectively. Other changes made to the basis of measurement of segment performance are the allocation methodologies of certain overhead items managed by the Company’s Global Business Services organization. Certain other immaterial changes were made to cost allocations from Corporate to the business segments.

     As required by Statement of Financial Accounting Standards (SFAS) No. 131, consolidated financial statements issued by the Company in the future will reflect these modifications, including reclassification of all comparative prior period segment information. The attached exhibits provide information about segment performance taking into account the management, business and reclassification changes as they relate to prior periods. Exhibits 99-1 and 99-2 provide a summary of segment results, including interim periods, for fiscal years 2004 and 2003, respectively. Exhibit 99-3 contains parts I and II of Procter & Gamble’s Form 10-K for fiscal year 2004. Exhibits 99-4 and 99-5 contain the complete Management’s Discussion and Analysis and consolidated financial statements, respectively, for the recently completed fiscal year for which the segment information has been reclassified to conform to the new segment presentation. These financial statements, conformed for the changes, will become the historical financial statements of The Procter & Gamble Company and consolidated subsidiaries for currently open and future filings with the Securities and Exchange Commission.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY
BY:	/S/ CHRIS B. WALTHER

Chris B. Walther, Assistant Secretary October 22, 2004

Exhibits:

Exhibit	(99-1)	Fiscal Year 2004 Business Segment Information

	(99-2)	Fiscal Year 2003 Business Segment Information

	(99-3)	Excerpted Part I and Part II of Procter & Gamble’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004, conformed to reflect the organizational changes and segment performance measurement changes

	(99-4)	Management’s Discussion and Analysis under Items 1 and 7 of Procter & Gamble’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004, conformed to reflect the organizational changes and segment performance measurement changes

	(99-5)	Financial Statements and Supplementary Data under Items 1, 6, 7 and 8 of Procter & Gamble’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004, conformed to reflect the organizational changes and segment performance measurement changes. Also included is the Report of Independent Registered Public Accounting Firm dated August 6, 2004, except as to Notes 1 (New Pronouncements and Reclassifications), 4 and 12, which are as of October 21, 2004

	(99-6)	Consent of Deloitte and Touche LLP